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                                                                   EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-21585, 333-23937 and 333-39817 of Lightbridge, Inc. on Form S-8 of our
report dated February 10, 1998, appearing in this Annual Report on Form 10-K of Lightbridge, Inc. for the year ended December 31, 1997.

Deloitte & Touche LLP
Boston , Massachusetts

March 27, 1998